CASH COLLATERAL ACCOUNT AGREEMENT

This CASH COLLATERAL ACCOUNT AGREEMENT (this "Agreement") is dated as of January 11, 2001, and made by and among UGLY DUCKLING CORPORATION, a Delaware corporation ("UDC") and UGLY DUCKLING CAR SALES AND FINANCE CORPORATION, an Arizona corporation ("UDCSFC" and, together with UDC, each a "Grantor" and, collectively, the "Grantors"), and BNY MIDWEST TRUST COMPANY, as Collateral Agent for itself and the Lenders party to the Loan Agreement referred to below (in such capacity, "Agent" and referred to herein as "Secured Party").

                                    RECITALS

     WHEREAS, UDC, certain Lenders and Secured Party are parties to that certain Senior Secured Loan Agreement dated as of January 11, 2001 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement); and

     WHEREAS, in connection with the Loan Agreement, UDCSFC has executed the Stock Pledge Agreement; and

     WHEREAS, Secured Party has established a cash collateral account in which all Collections in respect of all Residual Certificates are to be deposited; and

     WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement that the Grantors shall have executed and delivered to Secured Party and Lenders this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the agreements, provisions and covenants contained herein, the Grantors and Secured Party hereby agree as follows:

                                   AGREEMENT

     SECTION 1. Definitions. The following terms used in this Agreement shall have the following meanings:

     "Cash Equivalents" means any of the following, so long as Secured Party has a perfected security interest therein: (i) securities issued, guarantied or insured by the United States or any of its agencies and having maturities of not more than thirty days; (ii) certificates of deposit or bankers' acceptances having maturities of not more than thirty days issued by (a) Secured Party, (b) any Lender or (c) a U.S. federal or state chartered commercial bank of recognized standing whose capital and unimpaired surplus is in excess of $200,000,000 and whose short-term commercial paper rating, or that of its parent holding company, is at least A-1 or the equivalent by Standard & Poor's Corporation ("S&P") and at least P-1 or the equivalent by Moody's Investors Services, Inc. ("Moody's"); (iii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within thirty days from the date of acquisition thereof and, at the time of acquisition, having the highest rating from either S&P or Moody's; (iv) certificates of deposit maturing within thirty days of the date of acquisition thereof in an amount less than or equal to $100,000 in the aggregate issued by any bank insured by the Federal Deposit Insurance Corporation; (v) eurodollar time deposits having a maturity of not more than thirty days purchased directly from any Lender (whether such deposit is with such Lender (or its Affiliates) or any other Lender (or its Affiliates)); (vi) commercial paper rated at least A-1 by S&P or P-1 by Moody's and, in either case, having a tenor of not more than thirty days; and (vii) money market funds invested in one or more of the foregoing.

"Collateral" means (a) the Collateral Account and all funds and monies and investment property from time to time on deposit in or credited to the
Collateral Account, (b) all Permitted Investments, including all investment property, certificates, instruments and securities from time to time representing or evidencing such Permitted Investments and any account or accounts in which such Permitted Investments may be held by, or in the name of, Secured Party for or on behalf of Grantors, (c) all interest, dividends, cash, instruments, investment property and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of the Collateral, and (d) to the extent not covered by clauses (a) through (c) above, all proceeds of any or all of the foregoing.

     "Collateral Account" means the cash collateral account established and maintained pursuant to Section 2 hereof.

     "Permitted Investments" means those investments made by Secured Party in Cash Equivalents for the account of Grantors pursuant to Section 5.

     SECTION 2. Collateral Account

     (i) Secured Party shall establish and maintain at BNY Midwest Trust Company at Chicago, Illinois, in the name of, and under the sole dominion and control of, Secured Party, a special cash collateral account (account number 197869 designated as "Ugly Duckling Corporation Collateral Account.")

     (ii) Upon Secured Party's receipt of any Collections pursuant to any Standing Dividend Resolution, Section 2.2 of the Loan Agreement or otherwise, Secured Party shall promptly deposit such Collections into the Collateral Account.

     (iii) Anything contained in this Agreement to the contrary notwithstanding, any interest received in respect of any Permitted Investment of any amounts deposited in the Collateral Account shall be deemed Collateral, subject to release to Grantors only pursuant to Section 3 hereof.

     (iv) In addition to the deposits of Collections in the Collateral Account pursuant to Section 2(ii), on or about the date hereof the Grantors have deposited to the Cash Collateral Account additional cash collateral in an amount equal to the Required Cash Collateral Amount. Such additional cash collateral shall be held separate from Collections and shall be released from time to time as provided in Section 3(ii) hereof. Such additional cash collateral may be invested in Cash Equivalents in accordance with the provisions of this Agreement and shall otherwise constitute security for the Obligations pursuant to this Agreement. [Interest earned on such amount will be distributed to Grantors from time to time as requested by Grantors.]

     SECTION 3. Release of Collateral; Payment of Loans.

     (i) Secured Party shall, on each Payment Date, repay the Outstanding Principal Amount in an amount equal to the Monthly Amortization Amount for such Payment Date, together with all accrued and unpaid interest and all other amounts then due and payable under the Loan Documents from funds (and only from funds) on deposit in the Collateral Account.

     (ii) Any provision of the Loan Agreement to the contrary notwithstanding, any amounts held by Secured Party in the Collateral Account and not otherwise required to be applied to the Obligations shall, at the written direction of UDC, be applied to repay Obligations under the Loan Agreement (to be applied as set forth in Section 2.6 thereof) or, if the Borrowing Base plus such amount on deposit in the Collateral Account exceeds the sum of (1) the Outstanding Principal Amount plus (2) the Required Cash Collateral Amount at such time and no Default has occurred and is continuing, such amounts held in the Collateral Account shall, upon written request by Borrower to Collateral Agent, be released to Borrower up to the amount of such excess; provided, however, that (a) any release to Borrower of amounts on deposit in the Collateral Account shall only be made on a Payment Date and only after giving effect to the payment of all amounts due under the Loan Documents on such Payment Date and (b) no release shall result in the amount on deposit in the Collateral Account being less than the Required Cash Collateral Amount at such time.

     SECTION 4. Pledge; Security for Obligations. Each Grantor hereby assigns to Secured Party, for the benefit of Secured Party and the ratable benefit of the Lenders, and hereby grants to Secured Party for the benefit of Secured Party and the ratable benefit of the Lenders a continuing security interest in, all of such Grantor's right, title and interest in the Collateral to secure the payment and performance of all the Secured Obligations (as defined below). This Agreement secures, and the Collateral is collateral security for, the prompt payment and performance in full when due, whether at stated maturity, by declaration, acceleration or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a), or any successor provision thereto, whether or not an allowed claim), of all obligations or liabilities of every nature now or hereafter existing under this Agreement, the Loan Agreement, the Notes or any other Loan Document and all amendments, extensions or renewals thereof, whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to any Grantor, would accrue on such obligations, whether or not an allowed claim), indemnities, fees, expenses or otherwise, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time deceased or extinguished and later increased, created or incurred, and all obligations or liabilities of every nature of such Grantor now or hereafter existing under this Agreement, the Loan Agreement, the Notes or any other Loan Document (all such obligations being the "Secured Obligations").

     SECTION 5. Investment of Amounts in Collateral Account. Cash held by Secured Party in the Collateral Account shall not be invested or reinvested except as provided in this Section 5. Secured Party may invest funds on deposit in the Collateral Account in Cash Equivalents and, provided no Event of Default has occurred and is continuing, shall invest in such Cash Equivalents as may be specified from time to time in a written request from UDC.

     SECTION 6. Application of Collateral. Notwithstanding any other provision of this Agreement, the Loan Agreement or any other Loan Document, each Grantor agrees that if any Secured Obligation becomes due and remains unpaid, Secured Party may, at any time and from time to time, without notice to or demand of Grantors, set off and apply any and all of the Collateral then or thereafter on deposit in the Collateral Account against, and/or continue to hold such balances, monies and proceeds as security for, the payment of any and all Secured Obligations as the same may become due, all as the Lenders may elect and whether or not any default shall have occurred hereunder. Each Grantor hereby agrees that the pledge and security interest provided above shall be a continuing security for the payment of the Secured Obligations until the termination of this Agreement.

     SECTION 7. Representations and Warranties. Each Grantor represents and warrants to Secured Party that the following statements are true, correct and complete:

     (i) Each Grantor is a corporation duly organized, validly, existing and in good standing under the laws of its state of incorporation and is duly qualified and in good standing in each jurisdiction where the nature of its business or properties requires such qualification.

     (ii) The execution, delivery and performance by each Grantor of this Agreement are within the power of such Grantor and have been duly authorized by all necessary actions on the part of such Grantor or its shareholders.

     (iii) This Agreement has been duly executed and delivered by each Grantor and constitutes a legally valid and binding obligation of such Grantor, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally.

     (iv) The execution, delivery and performance of this Agreement do not (a) violate any provisions of law or any order of any court or other agency of government, (b) contravene any provision of any Grantor's Articles or Certificate of Incorporation, Bylaws or any material contract or agreement to which any Grantor is a party or by which any Grantor or any Grantor's assets are bound, or (c) result in the creation or imposition of any lien, charge or encumbrance of any nature upon any property, asset or revenue of any Grantor except pursuant to this Agreement.

     (v) Each Grantor is the legal and beneficial owner of the Collateral free and clear of any Lien except for the lien and security interest created by this Agreement and/or the Loan Documents.

     (vi) The pledge and assignment of the Collateral pursuant to this Agreement
creates  a  valid  and  perfected  first  priority   security  interest  in  the
Collateral, securing the payment of the Obligations.

     (vii) The chief place of business and chief executive office of each Grantor and the office where each Grantor keeps its records concerning the Collateral is located at 2525 East Camelback Road, Suite 500, Phoenix, Arizona 85016.

     SECTION 8. Further Assurances. Grantors agree that at any time and from time to time, at the expense of Grantors, they will promptly execute and deliver to Secured Party any further instruments and documents, and take any further actions, that may be necessary or that Secured Party or Required Lenders may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder and with respect to any Collateral, including without limitation, (i) the execution and filing of such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as Secured Party or Required Lenders may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (ii) at Secured Party's or Required Lenders' request, appear and defend any action or proceeding that may affect Grantors' title to or Secured Party's security interest in all or any part of the Collateral.

     SECTION 9. Acknowledgment of Risks. Each Grantor specifically understands, acknowledges and agrees that this Agreement and the agreements, obligations and liabilities of such Grantor hereunder shall not be discharged or otherwise affected by any bankruptcy, reorganization or similar proceeding commenced by or against Grantors or any subsidiary of the Grantors. Each Grantor understands and acknowledges that by virtue of this Agreement, it has specifically assumed any and all risks of any such proceeding with respect to any other Grantor or any subsidiary of any Grantor.

     SECTION 10. Transfers and Other Liens. Each Grantor agrees that it will not sell or otherwise dispose of any of the Collateral or create or permit to exist any Lien upon or with respect to any of the Collateral, except for the lien and security interest created by this Agreement or any other Loan Document.

     SECTION 11. Additional Agreements. Grantors agree not to take or consent or agree to any action which would impair or otherwise adversely impact Secured Party's interest or ability to exercise remedies with respect to the Collateral (as defined in the Loan Agreement), except as otherwise permitted under the Loan Agreement or any other Loan Document.

     SECTION 12. Secured Party Appointed Attorney-in-Fact. Each Grantor hereby appoints Secured Party as each Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, at any time in Secured Party's reasonable discretion to take any action and to execute any instrument which Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement.

     SECTION 13. Secured Party May Perform. If any Grantor fails to perform any agreement contained herein, after notice to each Grantor, Secured Party may itself perform, or cause performance of, such agreement and the expenses of Secured Party, incurred in connection therewith shall be payable by Grantors under Section 16 hereof.

     SECTION 14. Standard of Care. The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Except as provided hereunder and except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for monies actually received by it hereunder, Secured Party shall have no duty as to any Collateral, it being understood that Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not Secured
Party has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Collateral) to preserve rights against any parties with respect to any Collateral, (c) initiating any action to protect the Collateral against the possibility of a decline in market value, or
(d) any loss resulting from Permitted Investments made pursuant to Section 5. The Secured Party shall not be required to exercise any discretion or take any action under this Agreement, but shall be required to act or refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders, and the Secured Party shall not be liable to the Grantors or any Lender with respect to any action taken or omitted at the direction of the Required Lenders, provided that the Secured Party shall not be required to taken any action that exposes the Secured Party in its sole judgment to personal liability or that is contrary to this Agreement or applicable law.

     SECTION 15. Remedies upon Default. If any default shall have occurred and be continuing hereunder Secured Party may exercise in respect of the Collateral, in addition to any and all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a Secured Party on default under the Uniform Commercial Code (the "Code") as in effect in the State of Illinois at that time.

     SECTION 16. Expenses. Grantors agree to promptly pay to Secured Party all the actual costs and expenses which Secured Party may incur in connection with
(a) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (b) the exercise or enforcement of any of the rights of Secured Party hereunder, or (c) the failure by any Grantor to perform or observe any of the provisions hereof.

     SECTION 17. No Waiver. No failure on the part of Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are to the fullest extent permitted by law cumulative and are not exclusive of any remedies provided by law.

     SECTION 18. Amendments, Etc. No amendment, modification, termination or waiver of any provision of this Agreement, or consent to any departure by any Grantor therefrom, shall in any event be effective without the written concurrence of Secured Party.

     SECTION 19. Notices. Except as otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by mail and shall be deemed to have been given when delivered in person, upon receipt of telecopy or telex or four (4) Business Days after deposit in the mail, registered or certified, with postage prepaid and properly addressed. For the purposes hereof, the address of each of the parties hereto (until notice of a change thereof is delivered in the manner provided herein) shall be as specified in the Loan Agreement.

     SECTION 20. Continuing Security Interest; Termination. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until indefeasible payment in full of all Obligations; (b) be binding upon each Grantor, its permitted successors and assigns; and (c) inure to the benefit of Secured Party and its respective successors, transferees and assigns. Upon indefeasible payment in full of the Obligations, Grantors shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

     SECTION 21. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF ILLINOIS.

     Unless otherwise defined herein or in the Loan Agreement,  terms defined in
Article 9 of the Uniform Commercial Code in the State of Illinois are used herein as therein defined.

     IN WITNESS WHEREOF, Grantors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

GRANTORS:

UGLY DUCKLING CORPORATION,
a Delaware corporation

By: ___________________________________________________________________________
Title: ________________________________________________________________________


UGLY DUCKLING CAR SALES AND FINANCE CORPORATION, an Arizona corporation

By: ___________________________________________________________________________
Title: ________________________________________________________________________


SECURED PARTY:

BNY MIDWEST TRUST COMPANY,
as Collateral Agent

By: ___________________________________________________________________________
Title: ________________________________________________________________________